                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 3, 2002
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                            FALCONSTOR SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

    Delaware                               0-23970              77-0216135
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    (State or other jurisdiction        (Commission          (IRS Employer
    of incorporation)                   File Number)         Identification No.)

                   125 Baylis Road, Melville, New York 11747
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                     Address of principal executive offices

        Registrant's telephone number, including area code: 631-777-5188
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
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            On July 3, 2002,  FalconStor AC, Inc., a wholly-owned  subsidiary of
FalconStor Software,  Inc. (the "Company"),  acquired all of the common stock of
IP Metrics  Software,  Inc. ("IP Metrics"),  a provider of intelligent  trunking
software  and  high  availability   consulting  services  for   mission-critical
networks,  for $2.5  million in cash plus  payments  contingent  on the level of sales of IP Metrics' products for the next twenty four months.

            The text of a press  release  issued by the Company  describing  the acquisition  is attached  hereto as Exhibit 99.1 and is  incorporated  herein by reference.

                Exhibit Number        Description
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                99.1                  Press  Release of the  Company  dated July
                                      16, 2002.

                                    SIGNATURE
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 FALCONSTOR SOFTWARE, INC.

Dated: July 16, 2002                       By:   /s/ Jacob Ferng
                                                 -------------------------
                                                 Name:  Jacob Ferng
                                                 Title: Chief Financial Officer
                                                        and Vice President

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